Eli Lilly And Company
Officers’ Certificate Pursuant to
Section 3.01 of the Indenture
March [ ], 2015
The undersigned, Thomas W. Grein, Senior Vice President and Treasurer of Eli Lilly and Company, an Indiana corporation (the “Company”), and James B. Lootens, Secretary of the Company, pursuant to Section 3.01 of the Indenture dated as of February 1, 1991 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”), as authorized by resolutions of the Board of Directors of the Company, dated February 19, 2007, October 1, 2008 and February 19, 2013 and resolutions of the Risk Management Committee of the Company, dated February 16, 2015, do hereby certify as follows:
(i)    There are hereby established three series of debt securities to be issued under the Indenture. The title of such series of the debt securities shall be the “1.250% Notes due 2018” (the “1.250% Notes”), the “2.750% Notes due 2025” (the “2.750% Notes”) and the “3.700% Notes due 2045” (the “3.700% Notes” and, together with the 1.250% Notes and the 2.750% Notes, the “Notes”), respectively.
(ii)    The three series of Notes shall be in the forms, and shall have the terms, set forth as Annex A-1, Annex A-2 and Annex A-3, respectively, attached hereto. The Notes shall be issued in the form of Registered Securities and shall not be issued in the form of Bearer Securities.
(iii)    The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.04, 3.05, 3.06, 4.03 or 10.04 of the Indenture) is six hundred million Dollars ($600,000,000) with respect to the 1.250% Notes, eight hundred million Dollars ($800,000,000) with respect to the 2.750% Notes and eight hundred million Dollars ($800,000,000) with respect to the 3.700% Notes; provided, however, that, without the consent of the Holders of any Securities, the Company may issue additional Securities having the same terms as the Notes of a particular series other than the date of original issuance and the first Interest Payment Date applicable thereto. Any such additional Securities will constitute a single series of Securities with such Notes under the Indenture.
(iv)    The principal amount of each Note shall be payable on March 1, 2018 with respect to the 1.250% Notes, June 1, 2025 with respect to the 2.750% Notes and March 1, 2045 with respect to the 3.700% Notes, unless redeemed prior to such time in accordance with clause (xi) below.
(v)    The 1.250% Notes will bear interest at the rate of 1.250% per annum from March 5, 2015. The 2.750% Notes will bear interest at the rate of 2.750% per annum from March 5, 2015. The 3.700% Notes will bear interest at the rate of 3.700% per annum from March 5, 2015. The Interest Payment Dates for the 1.250% Notes shall be March 1 and September 1 of each year, commencing on September 1, 2015. The Interest Payment Dates for the 2.750% Notes shall be June 1 and December 1 of each year, commencing on June 1, 2015. The Interest Payment Dates for the 3.700% Notes shall be March 1 and September 1 of each year, commencing on September 1, 2015.
(vi)    Interest will be payable to the person in whose name a Note (or any Predecessor Security) is registered at the close of business on the Regular Record Date immediately preceding the applicable Interest Payment Date (or, in the case of Defaulted Interest, in the manner provided in Section 3.07 in the Indenture). The “Regular Record Date” for the 1.250% Notes shall be February 15 and August

15 (whether or not a Business Day (as defined in the 1.250% Notes)). The “Regular Record Date” for the 2.750% Notes shall be May 15 and November 15 (whether or not a Business Day (as defined in the 2.750% Notes)). The “Regular Record Date” for the 3.700% Notes shall be February 15 and August 15 (whether or not a Business Day (as defined in the 3.700% Notes)).
(vii)    The Company will at all times maintain a Place of Payment for the Notes in the Borough of Manhattan, The City of New York. The Company initially appoints Deutsche Bank Trust Company Americas, with a corporate trust office at 60 Wall Street, 16th Floor, New York, New York 10005, for such purpose.
(viii)    The Trustee is hereby appointed as the initial Paying Agent and the initial Security Registrar with respect to the Notes.
(ix)    The Notes shall be denominated, and amounts due thereon shall be payable, solely in Dollars.
(x)    The Notes shall not be subject to any sinking fund or analogous provisions, and no Holder of the Notes shall have any right to cause the Company to redeem any Notes at the option of the Holder.
(xi)    The Notes will be redeemable, in whole or in part, at the option of the Company at any time at the redemption prices determined in accordance with, and upon the terms and the conditions set forth in, the Notes and the Indenture.
(xii)    The Notes will be issuable upon original issuance in the form of Global Securities registered in the name of The Depository Trust Company, as Depositary, or its nominee. The Global Securities representing the Notes may be exchanged for definitive Notes only in the circumstances set forth in the seventh or eighth paragraph of Section 3.05 of the Indenture and in accordance with Section 3.05 of the Indenture.
(xiii)    The Notes shall be issued in minimum denominations of two thousand Dollars ($2,000.00) and any integral multiples of one thousand Dollars ($1,000.00) in excess thereof.
(xiv)    Section 12.02 of the Indenture shall be applicable to the Notes.
(xv)    The Notes shall rank equally and pari passu with all other unsecured and unsubordinated indebtedness of the Company.
(xvi)    The Company shall not pay any additional amounts on any of the Notes to any Person, including any Holder who is not a United States Person, in respect of any tax, assessment or governmental charge withheld or deducted.
(xvii)    For purposes of the Notes, the following terms shall have the meanings set forth below: (1) “Discharged” means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of the series as to which Section 12.02 is specified as applicable and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except (A) the rights of Holders thereof to receive, from the trust fund described in Section 12.02(q)(1), payment of the principal of and the interest, if any, on such Securities when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 3.05 and 3.06 (insofar as applicable to Securities of such series), 12.02 and 5.02 and the Company’s obligations to the Trustee under Section 7.05, (C) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and, interest and (D) the rights, powers’ trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of Section 7.05, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.
(2)     “Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
(3)    “Special Record Date” for the payment of any Defaulted Interest on the Registered Security of any series means a date fixed by the Trustee pursuant to Section 3.07.
(4)    “Valuation Date” has the meaning specified in Section 3.11(e).
(xviii)    Each of the undersigned has read and understands the provisions of the Indenture setting forth conditions relating to the authentication and delivery by the Trustee of the Notes, and in respect of compliance with which this certificate is being delivered, and all definitions in the Indenture relating thereto;
(xix)    Each of the undersigned has examined the resolutions of the Company adopted as of or prior to the date hereof relating to the issuance, execution, authentication, delivery and dating of the Notes, and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and such other documents, certificates and corporate or other records as he has deemed necessary or appropriate as a basis for the opinion hereinafter expressed;
(xx)    The examinations or investigations described in paragraphs (xviii) and (xix) are sufficient to enable each of the undersigned to express an informed opinion as to whether or not the conditions precedent referred to above have been complied with in accordance with the terms of the Indenture; and
(xxi)    In the opinion of each of the undersigned, all covenants and/or conditions precedent to the issuance by the Company and the authentication and delivery by the Trustee of the Notes, as requested in the order, dated as of the date hereof, pursuant to which the Company has requested that the Trustee authenticate and deliver the Notes, have been complied with in accordance with the terms of the Indenture.
Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Indenture.
In Witness Whereof, the undersigned have hereunto set their hands on the date first set forth above.
Eli Lilly and Company
By

Name:	Thomas W. Grein

Title:	Senior Vice President and Treasurer
By

Name:	James B. Lootens

Title:	Secretary

Annex A-1
FORM OF 1.250% NOTE

Eli Lilly and Company
1.250% Note due 2018
Certificate No. [ ]    CUSIP No. [ ]
Registered Global Security    ISIN No. [ ]
UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [ ] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [ ], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [ ], HAS AN INTEREST HEREIN.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
Eli Lilly and Company, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [ ], or its registered assigns, the principal amount of [ ] Dollars ($[ ]) on March 1, 2018 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 1.250% per annum, in like coin or currency, semi-annually on March 1 and September 1 of each year, commencing on September 1, 2015, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, March 5, 2015, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 15 or August 15 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.
If the Maturity Date or any Interest Payment Date falls on a day which is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.
The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.
[This Space Intentionally Left Blank]

In Witness Whereof, Eli Lilly and Company has caused this instrument to be duly signed.

Eli Lilly and Company

By:________________________________
Name:
Title:

________________________________
Name:
Title:

[SEAL]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:

Deutsche Bank Trust Company Americas,
as Trustee

By:____________________________________
Authorized Officer

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 1.250% Notes due 2018 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officer’s Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to six hundred million Dollars ($600,000,000) aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.
This Note will constitute part of the Company’s unsecured and unsubordinated obligations and will rank equally in right of payment with all of the Company’s other existing and future unsecured and unsubordinated indebtedness. This Note will be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.
In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.
The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption or sinking fund provisions.
Upon such notice as specified below and in accordance with the Indenture, the Notes are subject to redemption, in whole or in part, at the election of the Company at any time or from time to time, on a date fixed for redemption (a “Redemption Date”) and at a “redemption price” equal to the greater of the following amounts:

(i)	100% of the principal amount of the Notes being redeemed on such Redemption Date; and

(ii)
the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed on such Redemption Date (not including the amount, if any, of unpaid interest accrued to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate (as defined below), plus 0.05% (or 5 basis points);

plus, in each case, unpaid interest accrued on such Notes to, but excluding, such Redemption Date.
Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.
The Company shall mail notice of each redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Once notice of redemption is mailed, the Notes called for redemption will become due and payable on the applicable Redemption Date at the applicable redemption price.
“Treasury Rate” means, with respect to any Redemption Date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
“Comparable Treasury Issue” means, for the Notes, the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of such Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date and the Notes to be redeemed, (A) if the Company obtains five or more Reference Treasury Dealer Quotations for such Redemption Date and Notes, the average of such Reference Treasury Dealer Quotations after excluding the highest and lowest of such Reference Treasury Dealer Quotations, (B) if the Company obtains fewer than five but more than one Reference Treasury Dealer Quotation(s), the average of such Reference Treasury Dealer Quotations, or (C) if the Company obtains only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.
“Reference Treasury Dealer” means (A) Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and the Notes to be redeemed, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.
On and after any Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the redemption price therefor). Before any Redemption Date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date. If fewer than all of the Notes are to be redeemed, then the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Security.
The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.
The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States Person in respect of any tax, assessment or governmental charge withheld or deducted.
No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.
This Note is transferable by the Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in The City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.
The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.
No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.
This Note shall be governed by and construed in accordance with the laws of the State of New York.

Annex A-2
FORM OF 2.750% NOTE

Eli Lilly and Company
2.750% Note due 2025
Certificate No. [ ]    CUSIP No. [ ]
Registered Global Security    ISIN No. [ ]
UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [ ] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [ ], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [ ], HAS AN INTEREST HEREIN.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
Eli Lilly and Company, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [ ], or its registered assigns, the principal amount of [ ] Dollars ($[ ]) on June 1, 2025 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 2.750% per annum, in like coin or currency, semi-annually on June 1 and December 1 of each year, commencing on June 1, 2015, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, March 5,

2015, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the May 15 and November 15 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.
If the Maturity Date or any Interest Payment Date falls on a day which is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.
The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.
[This Space Intentionally Left Blank]

In Witness Whereof, Eli Lilly and Company has caused this instrument to be duly signed.

Eli Lilly and Company

By:________________________________
Name:
Title:

________________________________
Name:
Title:

[SEAL]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:

Deutsche Bank Trust Company Americas,
as Trustee

By:____________________________________
Authorized Officer

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 2.750% Notes due 2025 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officer's Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to eight hundred million Dollars ($800,000,000) aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.
This Note will constitute part of the Company's unsecured and unsubordinated obligations and will rank equally in right of payment with all of the Company's other existing and future unsecured and unsubordinated indebtedness. This Note will be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.
In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.
The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.
The Notes shall not be entitled to the benefit of any mandatory redemption or sinking fund provisions.

Upon such notice as specified below and in accordance with the Indenture, the Notes are subject to redemption, in whole or in part, at the election of the Company at any time or from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” equal to the greater of the following amounts:

(i)	100% of the principal amount of the Notes being redeemed on such Redemption Date; and

(ii)
the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed that would be due if such Notes matured on the Par Call Date (not including the amount, if any, of unpaid interest accrued to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate (as defined below), plus 0.15% (or 15 basis points);

plus, in each case, unpaid interest accrued on such Notes to, but excluding, such Redemption Date. If the Company redeems all or any part of the Notes on or after the Par Call Date, it will pay a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest hereon.
Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.
The Company shall mail notice of each redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Once notice of redemption is mailed, the Notes called for redemption will become due and payable on the applicable Redemption Date at the applicable redemption price.
“Treasury Rate” means, with respect to any Redemption Date for the Notes prior to the Par Call Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
“Comparable Treasury Issue” means, for the Notes, the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of such Notes to be redeemed (assuming for this purpose that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date prior to the Par Call Date and the Notes to be redeemed, (A) if the Company obtains five or more Reference Treasury Dealer Quotations for such Redemption Date and Notes, the average of such Reference Treasury Dealer Quotations after excluding the highest and lowest of such Reference Treasury Dealer Quotations, (B) if the Company obtains fewer than five but more than one Reference Treasury Dealer Quotation(s), the average of such Reference Treasury Dealer Quotations, or (C) if the Company obtains only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.
“Par Call Date” means March 1, 2025.
“Reference Treasury Dealer” means (A) each of Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date prior to the Par Call Date and the Notes to be redeemed, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.
On and after any Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the redemption price therefor). Before any Redemption Date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date. If fewer than all of the Notes are to be redeemed, then the Notes to be redeemed shall be selected by lot by Depositary, in the case of Notes represented by a Global Security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Security.
The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.
The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States Person in respect of any tax, assessment or governmental charge withheld or deducted.
No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.
This Note is transferable by the Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in The City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.
The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.
No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.

This Note shall be governed by and construed in accordance with the laws of the State of New York.
Annex A-3
FORM OF 3.700% NOTE

Eli Lilly and Company
3.700% Note due 2045
Certificate No. [ ]    CUSIP No. [ ]
Registered Global Security    ISIN No. [ ]
UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF [ ] OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO [ ], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [ ], HAS AN INTEREST HEREIN.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC, OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
Eli Lilly and Company, an Indiana corporation (the “Company,” which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to [ ], or its registered assigns, the principal amount of [ ] Dollars ($[ ]) on March 1, 2045 (the “Stated Maturity Date”), unless redeemed on any Redemption Date (as defined on the reverse hereof) (the Stated Maturity Date or any Redemption Date is referred to herein as the “Maturity Date” with respect to the principal repayable on such date), upon surrender of this Note at the office or agency of the Company for such payment in The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal amount until the Maturity Date at the rate of 3.700% per annum, in like coin or currency, semi-annually on March 1 and September 1 of each year, commencing on September 1, 2015, until the date on which payment of said principal amount has been made or duly provided for; provided, however, that if this Note is in the form of a Global Security, then payments of principal of or premium, if any, or interest on this Note may be made at the Company’s option by wire transfer of immediately available funds to the account specified by the Depositary for this Note; provided further, that if this Note is not in the form of a Global Security, then payments of principal of and premium, if any, and interest on this Note may be made at the Company’s option by check mailed to the address of the person entitled thereto as such address shall appear in the records of the Security Registrar. Interest on this Note shall accrue on the outstanding principal amount thereof from, and including, the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid or duly provided for, from, and including, March 5, 2015, in each case to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest will be computed on the basis of a 360-day year of twelve 30-

day months. The interest payable on any Interest Payment Date shall be payable to the person in whose name this Note is registered at the close of business on the February 15 and August 15 (whether or not a Business Day) immediately preceding such Interest Payment Date, except as otherwise provided in the Indenture.
If the Maturity Date or any Interest Payment Date falls on a day which is not a Business Day, principal, premium, if any, and interest, if any, payable with respect to the Maturity Date or such Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or such Interest Payment Date, as the case may be, and no additional interest shall accrue on the amount so payable for the period from and after the Maturity Date or such Interest Payment Date, as the case may be, to the next succeeding Business Day. As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.
This Note is issued pursuant to, and shall be governed by, that certain Indenture (the “Indenture”), dated as of February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee (the “Trustee”). Capitalized terms used in this Note without definition shall have the respective meanings ascribed to them in the Indenture.
The provisions of this Note are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to the benefit under the Indenture or be valid or obligatory for any purpose.
[This Space Intentionally Left Blank]

In Witness Whereof, Eli Lilly and Company has caused this instrument to be duly signed.

Eli Lilly and Company

By:________________________________
Name:
Title:

________________________________
Name:
Title:

[SEAL]

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated:

Deutsche Bank Trust Company Americas,
as Trustee

By:____________________________________
Authorized Officer

[REVERSE OF NOTE]
This Note is one of a duly authorized issue of a series of debt securities (the “Securities”) of the Company, designated as its 3.700% Notes due 2045 (the “Notes”). The Securities, including the Notes, are all issued or to be issued under and pursuant to the Indenture, to which Indenture, and all Board Resolutions and Officer's Certificates as provided therein, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are initially limited to eight hundred million Dollars ($800,000,000) aggregate principal amount; provided, however, that the Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Notes other than the date of original issuance and the first Interest Payment Date applicable thereto, and such Securities shall be treated as a single series with the Notes for all purposes under the Indenture.
This Note will constitute part of the Company's unsecured and unsubordinated obligations and will rank equally in right of payment with all of the Company's other existing and future unsecured and unsubordinated indebtedness. This Note will be issuable in fully registered form only, in minimum denominations of two thousand Dollars ($2,000) and any integral multiples of one thousand Dollars ($1,000) in excess of that amount.
In case an Event of Default shall have occurred and be continuing with respect to this Note, the principal hereof may be declared due and payable, and upon such declaration shall become due and payable, in the manner, with the effect, and subject to the conditions provided in the Indenture. The Indenture permits the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding to, on behalf of the Holders of all of the Notes and in the manner and subject to the provisions of the Indenture, waive certain past defaults and rescind and annul such past declarations and their consequences under the Indenture.
The Indenture contains provisions permitting the Company and the Trustee, with consent of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture with respect to the Notes or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity, or the earlier optional date of maturity, if any, of any Note, or reduce the principal amount thereof or the premium thereon, if any, or reduce the rate or extend the time of payment of interest, if any, thereon or make the principal thereof or premium, if any, or interest, if any, thereon payable in any currency other than as provided pursuant to the Indenture or this Note, without the consent of the Holders of each Note so affected; or (ii) reduce the aforesaid percentage of the Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding.

The Notes shall not be entitled to the benefit of any mandatory redemption or sinking fund provisions.
Upon such notice as specified below and in accordance with the Indenture, the Notes are subject to redemption, in whole or in part, at the election of the Company at any time or from time to time, on a date fixed for redemption (a “Redemption Date”) prior to the Par Call Date and at a “redemption price” equal to the greater of the following amounts:

(i)	100% of the principal amount of the Notes being redeemed on such Redemption Date; and

(ii)
the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed that would be due if such Notes matured on the Par Call Date (not including the amount, if any, of unpaid interest accrued to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate (as defined below), plus 0.20% (or 20 basis points);

plus, in each case, unpaid interest accrued on such Notes to, but excluding, such Redemption Date. If the Company redeems all or any part of the Notes on or after the Par Call Date, it will pay a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest hereon.
Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on each Interest Payment Date falling on or prior to a Redemption Date will be payable on such Interest Payment Date to the Holder(s) as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.
The Company shall mail notice of each redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed. Once notice of redemption is mailed, the Notes called for redemption will become due and payable on the applicable Redemption Date at the applicable redemption price.
“Treasury Rate” means, with respect to any Redemption Date for the Notes prior to the Par Call Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
“Comparable Treasury Issue” means, for the Notes, the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of such Notes to be redeemed (assuming for this purpose that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date prior to the Par Call Date and the Notes to be redeemed, (A) if the Company obtains five or more Reference Treasury Dealer Quotations for such Redemption Date and Notes, the average of such Reference Treasury Dealer Quotations after excluding the highest and lowest of such Reference Treasury Dealer Quotations, (B) if the Company obtains fewer than five but more than one Reference Treasury Dealer Quotation(s), the average of such Reference Treasury Dealer Quotations, or (C) if the Company obtains only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.
“Par Call Date” means September 1, 2044.

“Reference Treasury Dealer” means (A) each of Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (or their respective affiliates that are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.
“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date prior to the Par Call Date and the Notes to be redeemed, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.
On and after any Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the redemption price therefor). Before any Redemption Date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of the Notes to be redeemed on such date. If fewer than all of the Notes are to be redeemed, then the Notes to be redeemed shall be selected by lot by Depositary, in the case of Notes represented by a Global Security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Security.
The Notes are subject to the defeasance provisions set forth in Section 12.02 of the Indenture.
The Company shall not pay any additional amounts on any of the Notes to any person, including any Holder who is not a United States Person in respect of any tax, assessment or governmental charge withheld or deducted.
No reference herein to the Indenture and no provision of this Note or of the Indenture or of any Board Resolution shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times and places and at the rate and in the coin and currency herein prescribed.
This Note is transferable by the Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in The City of New York, but only in the manner, subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or authorized denominations and like tenor and terms, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.
The Company, the Trustee, any Paying Agent and any Security Registrar may deem and treat the Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon as herein provided and for all other purposes, and none of the Company, the Trustee, any Paying Agent or any Security Registrar shall be affected by any notice to the contrary.
No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto or any Board Resolution, against any Person other than the Company or against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any other Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance of this Note, expressly waived and released.
This Note shall be governed by and construed in accordance with the laws of the State of New York.